UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 11, 2005

                  Strategy International Insurance Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                      Texas
                 (State or Other Jurisdiction of Incorporation)


               333-106637                              16-1644353
        (Commission File Number)                    (I.R.S. Employer
                                                  Identification Number)


                                 (416) 791-4097
              (Registrant's Telephone Number, Including Area Code)


    200 Yorkland Blvd., Suite 200, Toronto, ON M2J5C1, Canada      M2J5C1
            (Address of Principal Executive Offices)             (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On February 11, 2005, Strategy International Insurance Group, Inc. (the "Registrant") engaged Rotenberg, Meril, Solomon, Bertiger & Guttila ("RMSB&G") as its independent public accountants.

     During the two most recent fiscal years and through February 11, 2005, neither the Registrant nor anyone on its behalf has consulted with RMSB&G regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written or oral advice was provided to the Registrant by RMSB&G that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, or event identified in response to paragraph (a)(1)(iv) of
Item 304 of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Strategy International Insurance
                                       Group, Inc.

                                       /s/ Louis Lettieri
                                       ---------------------
                                       By:  Louis Lettieri
                                       Its: Chief Financial Officer

Date: February 16, 2005